Employee Benefit Plans (Tables)	3 Months Ended
Mar. 31, 2014
Employee Benefit Plans (Tables) [Abstract]
Schedule of the components of net periodic benefit cost
	For the three months ended March 31,

	2014	2013
Components of net periodic benefit cost:
Service cost	$4,739	$3,913
Interest cost	7,404	6,784
Expected return on plan assets	(3,925)	(3,400)
Amortization of unrealized losses	4,354	6,398
Net periodic benefit costs	$12,572	$13,695